                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 31, 2003
                                                         --------------



                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


             Delaware                                     22-2889587
-------------------------------------------------------------------------------
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification No.)

       5555 San Felipe Road, Houston, TX                     77056
-------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)

                   (713) 877-8006
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                        if changed since last report.)

Item 9. Regulation FD Disclosure.

         The following information is being furnished under Item 12.

         On March 31, 2003, KCS Energy, Inc. issued a press release reporting 2002 fourth quarter and full year results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c) Exhibits.

         Exhibit 99.1
         Press release dated March 31, 2003.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KCS Energy, Inc.




         April 2, 2003                         /S/ Frederick Dwyer
                                               -------------------------------
                                                   Frederick Dwyer
                                                   Vice President, Controller
                                                      and Secretary